UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2012


                                Guar Global Ltd.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52929
                            (Commission File Number)

                                   95-0540833
                        (IRS Employer Identification No.)

                     8275 Southern Eastern Avenue, Suite 200
                            Las Vegas, Nevada, 89123
               (Address of principal executive offices)(Zip Code)

                                 (702) 990-8402
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 22, 2012, Joselito Christopher G. Imperial resigned as President, Secretary, Treasurer and Director of Guar Global Ltd. (the "Company"). Mr. Imperial had no disagreement with the Company in connection with his resignation.

On October 22, 2012, the Board of Directors appointed Charz Kelso as the Company's President, Secretary and Treasurer. Mr. Kelso is now the Company's sole officer and director.

Mr. Kelso does not have any agreement, arrangement or understanding with the Company in connection with being appointed to the offices of President, Secretary and Treasurer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Guar Global Ltd.
                                           (Registrant)


Date: October 24, 2012                     By: /s/ Charz Kelso
                                              --------------------------------
                                           Name:  Charz Kelso
                                           Title: President

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